UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 27, 2021

Trxade Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-39199	46-3673928
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3840 Land O’ Lakes Blvd

Land O’ Lakes, Florida 34639

(Address of principal executive offices) (zip code)

800-261-0281

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0001 Par Value Per Share	MEDS	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Stockholder Approval of the Trxade Group, Inc. Second Amended and Restated 2019 Equity Incentive Plan

On May 27, 2021, Trxade Group, Inc. (“we”, “us” or the “Company”) held its 2021 Annual Meeting of Stockholders (the “Meeting”). At the Meeting, the stockholders of the Company approved and ratified the Company’s Second Amended and Restated 2019 Equity Incentive Plan (the “2019 Plan”), which amended the Company’s 2019 Amended and Restated Equity Incentive Plan to (a) clarify that the plan includes a limitation on the number of shares of common stock that may be issued pursuant to the plan; (b) include a 25 million share limit on the number of shares of common stock issuable upon exercise of incentive stock options granted under the plan; and (c) make certain other conforming changes to the plan. The Company’s stockholders approved the Second Amended and Restated 2019 Plan in accordance with the voting results set forth below under Item 5.07. The amendments to the 2019 Plan were originally approved by the Board of Directors of the Company on April 15, 2021, subject to stockholder approval.

The material terms of the 2019 Plan were described in the Company’s Proxy (defined below in Item 5.07) under the caption “Proposal 3 – Ratification of the Company’s Second Amended and Restated 2019 Equity Incentive Plan”. The 2019 Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to any limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the Board of Directors (or the Compensation Committee) may take into account the nature of the services rendered by such person, his or her present and potential future contribution to the Company’s success, and such other factors as the Board of Directors (or the Compensation Committee) in its discretion shall deem relevant. Incentive stock options granted under the 2019 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonqualified (non-statutory stock options) granted under the 2019 Plan are not intended to qualify as incentive stock options under the Code.

The above description of the 2019 Plan does not purport to be complete, and is qualified in its entirety by reference to the full text of the 2019 Plan, which is attached as Exhibit 10.1 hereto and is incorporated by reference into this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 27, 2021, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) to its Second Amended and Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware, to change the Company’s name to “TRxADE HEALTH, INC.”, which Amendment is effective on June 1, 2021. The filing of the Certificate of Amendment was approved by the stockholders of the Company at the Meeting. The name change does not affect the rights of the Company’s stockholders and there were no other changes to the Restated Certificate.

The foregoing description is only a summary of the Certificate of Amendment, is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Meeting, an aggregate of 5,332,373 shares of voting stock, or 65.9% of our 8,093,199 total outstanding voting shares as of April 9, 2021, the record date for the Meeting (the “Record Date”), were present at or were voted at the Meeting, constituting a quorum. The following proposals were voted on at the Meeting (as described in greater detail in the Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 16, 2021 (the “Proxy”)), with the results of such voting as set forth below. Capitalized terms have the meanings given to such terms in the Proxy and this Form 8-K should be read in connection with the Proxy.

Proposal 1	For	Withhold
Election of Directors
Suren Ajjarapu	5,332,290	83
Prashant Patel	5,332,290	83
Donald G. Fell	4,917,139	415,234
Charles L. Pope	5,252,283	80,090
Christine L. Jennings	5,252,383	79,990

Proposal 2	For	Against	Abstain*
Approval and ratification of the filing of a Certificate of Amendment to the Company’s Certificate of Incorporation to change the Company’s Name Change from “Trxade Group, Inc.” to “TRxADE HEALTH, INC.”	5,331,866	7	500

Proposal 3	For	Against	Abstain*
Approval and ratification of the Company’s 2019 Second Amended and Restated Equity Incentive Plan	4,500,572	331,727	500,074

Proposal 4	For	Against	Abstain*
Ratification of the Appointment of MaloneBailey, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2021	5,332,190	105	78

* There were no Broker Non-Votes on these proposals.

As a result of the above voting, each of the five (5) director nominees were duly appointed to the Board of Directors by a plurality of the votes cast (there was no solicitation in opposition to management’s nominees as listed in the proxy statement), each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal and proposals 3 and 4, which each required the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote, and proposal 2, which required the affirmative vote of a majority of the shares eligible to be voted at the Meeting, were validly approved by the Company’s stockholders.

Item 8.01. Other Events.

On May 27, 2021, the Board of Directors of the Company authorized and approved a share repurchase program for up to $1 million of the currently outstanding shares of the Company’s common stock. There is no time frame for the repurchase program, and such program will remain in place until a maximum of $1.0 million of the Company’s common stock has been repurchased or until such program is discontinued by the Board of Directors.

Under the stock repurchase program, shares may be repurchased from time to time in the open market or through negotiated transactions at prevailing market rates, or by other means in accordance with federal securities laws. Repurchases will be made at management’s discretion at prices management considers to be attractive and in the best interests of both the Company and its stockholders, subject to the availability of stock, general market conditions, the trading price of the stock, alternative uses for capital, and the Company’s financial performance. Open market purchases will be conducted in accordance with the limitations set forth in Rule 10b-18 of Securities Exchange Act of 1934 (the “Exchange Act”) and other applicable legal requirements. Repurchases may also be made under a Rule 10b5-1 plan.

The repurchase program may be suspended, terminated or modified at any time for any reason, including market conditions, the cost of repurchasing shares, the availability of alternative investment opportunities, liquidity, and other factors deemed appropriate. These factors may also affect the timing and amount of share repurchases. The repurchase program does not obligate the Company to purchase any particular number of shares. There is no guarantee as to the exact number or value of shares that will be repurchased by the Company, if any.

Information regarding share repurchases will be available in the Company’s periodic reports on Form 10-Q and 10-K filed with the Securities and Exchange Commission as required by the applicable rules of the Exchange Act.

On May 28, 2021, the Company filed press releases disclosing the name change discussed in Item 5.03 above, and the adoption of the repurchase program.

The Company plans to file a press release announcing the repurchase program on June 1, 2021, a copy of which is attached hereto as Exhibit 99.2.

This Item 8.01 and Exhibit 99.2 hereto contains certain statements that may be deemed to be “forward-looking statements” within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 (the “Act”). You can identify these forward-looking statements by words such as “may,” “should,” “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan” and other similar expressions. Forward-looking statements are not a guarantee of performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and are beyond our control. These risks and uncertainties should be carefully considered. We caution you not to place undue reliance on the forward-looking statements, which involve known and unknown risks, uncertainties and other factors, which may cause the results of the Company, its divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in documents the Company files with the Securities and Exchange Commission, including but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. The forward-looking statements contained in this Item 8.01 and Exhibit 99.2 are made as of the date hereof. We disclaim any obligation to update any of these forward-looking statements as a result of new information, future events, or otherwise, except as expressly required by law.

New Directors and Committee Membership

At the Meeting, Charles L. Pope, and Christine L. Jennings were appointed as new members of the Board of Directors by the stockholders (along with returning Board members Suren Ajjarapu, Prashant Patel, and Donald G. Fell), filling the vacancies left by Michael L. Peterson and Dr. Pamela Tenaerts, who were not renominated to serve as members of the Board of Directors at the Meeting.

The biographical information of Mr. Pope and Ms. Jennings are disclosed in the Company’s Proxy (defined below in Item 5.07) under the heading “Proposal 1—Election of Directors”.

On May 27, 2021, the Board of Directors confirmed the following membership of the Committees of the Board of Directors:

	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Suren Ajjarapu
Prashant Patel
Donald G. Fell	X	M	C	C
Charles L. Pope	X	C	M	M
Christine L. Jennings	X	M	M	M

C - Chairman of Committee.

M - Member.

Vesting of Director Awards

The Board of Directors of the Company, on May 27, 2021, confirmed the vesting of 2,680 shares of common stock previously issued to each of Michael L. Peterson and Dr. Pamela Tenaerts on July 1, 2021, which were subject to forfeiture subject to such persons continued service on the Board of Directors prior to the vesting date.

New Director Awards

In connection with and pursuant to the independent director compensation policy previously adopted by the Board of Directors, on May 27, 2021, the Board of Directors awarded Charles L. Pope, and Christine L. Jennings, 10,912 shares of restricted stock each, valued at $41,250 each ($3.78 per share) based on the closing sales price of the Company’s common stock on the Nasdaq Capital Market on the effective date of the grant, May 27, 2021, which vest at the rate of 1/3rd of such shares on October 1, 2021 and January 1 and April 1, 2022, subject to such persons continuing to provide services to the Company on such dates, subject to the terms of the 2019 Plan and the Restricted Stock Grant Agreements entered into to evidence such awards. A copy of the form of award is attached hereto as Exhibit 10.2 and incorporated by reference in this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1*	Certificate of Amendment of Certificate of Incorporation (changing name TRxADE HEALTH, INC.)
10.1*	Trxade Group, Inc. Second Amended and Restated 2019 Equity Incentive Plan
10.2	Form of Trxade Group, Inc. 2019 Equity Incentive Plan Restricted Stock Grant Agreement (Incorporated by reference to Exhibit 10.8 to the Registration Statement on Form S-8 filed by the Company with the Securities and Exchange Commission on August 14, 2020)(File No. 333-246318)
99.1**	Press Release dated May 28, 2021
99.2**	Press Release dated June 1, 2021

* Filed herewith.

** Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRXADE GROUP, INC.

Date: May 28, 2021	By:	/s/ Suren Ajjarapu
	Name:	Suren Ajjarapu
	Title:	Chief Executive Officer